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                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D. C.

                                      20549


                                  ------------

                                    FORM 8-K

                                  ------------


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 18, 1998
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                         TEXAS INSTRUMENTS INCORPORATED
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             (Exact name of Registrant as specified in its charter)


                          Delaware                1-3761
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                 (State of Incorporation) (Commission File No.)


                                   75-0289970
                      ------------------------------------
                      (I.R.S. Employer Identification No.)


                                8505 Forest Lane,
                   P. O. Box 660199, Dallas, Texas 75266-0199
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               (Address of principal executive offices)(Zip Code)


        Registrant's telephone number, including area code (972) 995-3773
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ITEM 2.   Acquisition or Disposition of Assets.

Texas Instruments Incorporated (the "Company") and Micron Technology, Inc., ("Micron") have entered into an Acquisition Agreement (the "Agreement"), dated as of June 18, 1998, pursuant to which the Company has agreed to sell, and Micron has agreed to purchase, the assets of the Company's semiconductor memory business. The Company's memory business includes substantially all of the Company's memory assets as well as the Company's shares in its two DRAM manufacturing joint ventures. The consideration to be paid to the Company in connection with the sale is 28.9 million shares of common stock of Micron and assumption by Micron of $192 million of government-sponsored debt associated with the Company's Italian memory operations and certain other liabilities of the Company's memory business.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein. The press release announcing the transaction is attached as Exhibit 99.1 hereto and is incorporated by reference herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit 2.1 Acquisition Agreement dated as of June 18, 1998 between Texas Instruments Incorporated and Micron Technology, Inc. (exhibit C omitted).

Exhibit 99.1 Press release issued by Micron Technology, Inc. and Texas Instruments Incorporated on June 18, 1998.



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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TEXAS INSTRUMENTS INCORPORATED



                                  By: /s/ O. WAYNE COON
                                     ------------------------------------
                                     O. Wayne Coon
                                     Vice President and
                                     Assistant Secretary

Date: July 1, 1998


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                               Exhibit Index

Designation of
  Exhibit in                                          Paper (P)
  this Report       Description of Exhibit        or Electronic (E)
--------------      ----------------------        -----------------

     2.1            Acquisition Agreement               E
                    dated as of June 18, 1998
                    between Texas Instruments
                    Incorporated and Micron
                    Technology, Incorporated
                    (exhibits A, B and J included;
                    other exhibits and schedules
                    omitted).

     99.1           Press Release issued by             E
                    Micron Technology, Incorporated
                    and Texas Instruments
                    Incorporated on June 18, 1998.